                                 AMENDMENT NO. 3
                           Dated as of March 31, 1996


                  THIS AMENDMENT NO. 3 ("Amendment") is entered into as of March 31, 1996 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").


                              PRELIMINARY STATEMENT

                  A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

                  B. The Borrower, the Lender and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:


                   SECTION 1. Amendments to the Loan Agreement
                              --------------------------------

                  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is amended as follows:

                  (a) SECTION 1.1 of the Loan Agreement is amended by amending and restating the definition of "Consolidated EDITDA to Consolidated Debt Service Ratio" as follows:

                           "CONSOLIDATED EBITDA TO CONSOLIDATED DEBT
                           SERVICE RATIO" shall mean, for any period, the ratio of (A) Consolidated EBITDA for the applicable period to (B) Consolidated Debt Service for such period.

                  (b) SECTION 7.3(b) of the Loan Agreement is amended by deleting the table set forth therein and substituting the following therefor:





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



                  Fiscal Quarter Ending Nearest               Ratio
                  -----------------------------               -----
                  March 31, 1996 and
                     each Fiscal Quarter                    1.25 to 1
                     thereafter

                  (c) SECTION 7.3 (e) of the Loan Agreement is amended by deleting the table set forth therein and substituting the following therefor:

                  Fiscal Quarter Ending Nearest               Ratio
                  -----------------------------               -----
                  March 31, 1996 and
                  each Fiscal Quarter                       1.0 to 1
                  thereafter

                  (d) SECTION 7.3 (f) of the Loan Agreement is amended by deleting the entries for March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 under the table set forth therein and substituting the following therefor:

                  Fiscal Quarter Ending Nearest                      Amount
                  -----------------------------                      ------
                  March 31, 1996                               $  2,800,000

                  June 30, 1996                                $  9,000,000

                  September 30, 1996                           $ 16,500,000

                  December 31, 1996                            $ 19,000,000

                  (e) SECTION 8.9 of the Loan Agreement is amended by deleting the table set forth therein and substituting the following therefor:


                                                               Maximum Capital
                  Fiscal Year                                   Expenditures
                  -----------                                   ------------

                  1996                                          $18,000,000

                  1997 and each Fiscal                          $15,000,000
                  Year thereafter


                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon the Agent's having received the following:




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



                  (a) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent; and

                  (b) Reaffirmations of Guaranty and Security Agreement in substantially the form of Exhibit A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE
                             BORROWER.

                  3.1 Except to the extent that any representation or warranty expressly is made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment. In addition, the Borrower covenants and agrees that it will not amend or agree to amend the Purchase Agreement without the prior written consent of the Agent.

                  3.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT

                  4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or Agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                  4.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5. GOVERNING LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                            THE LAMSON & SESSIONS CO.


                            By:      /s/ James J. Abel
                                     --------------------------------------
                            Title: Executive Vice President, Secretary, Treasurer & Chief Financial Officer
                                     --------------------------------------



                            GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as the sole Lender


                            By:          /s/ Shawn Pettit
                                     --------------------------------------
                            Title:       Duly Authorized Signatory
                                     --------------------------------------

                                    EXHIBIT A

                                       TO

                                    AMENDMENT

            FORM OF REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT
            ---------------------------------------------------------

                                   (ATTACHED.)

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT



                  The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 3 of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as such Loan Agreement has been and may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.



Date:  March 31, 1996
                                       [Name of Guarantor]


                                       By:        /s/ James J. Abel
                                               ----------------------------
                                       Title:   Executive Vice President,
                                               ----------------------------
                                                Secretary, Treasurer and
                                               ----------------------------
                                                Chief Financial Officer
                                               ----------------------------




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